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                                                                   EXHIBIT 10.12


                         AMENDED AND RESTATED AGREEMENT
                                FOR JOINT FILING

     In connection with the beneficial ownership of Shares of Beneficial Interest, par value $.10 per share, of American Industrial Properties REIT, USAA Real Estate Company, USAA Capital Corporation, United Services Automobile Association, USAA Investors I, Inc., USAA Investors II, Inc., USAA Properties III, Inc. and USAA Properties IV, Inc. hereby agree to the joint filing on behalf of such persons all filings, including the filing of a Schedule 13D and all amendments thereto pursuant to Rule 13d-2(f)(1)(iii) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required under the Exchange Act pursuant to which joint filing statements are permitted.

     IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Agreement for Joint Filing to be signed as of this 26th day of January, 1998.


                                        USAA REAL ESTATE COMPANY

                                        By: /s/ T. Patrick Duncan
                                           ----------------------------------
                                        Name:   T. Patrick Duncan
                                        Title:  Senior Vice President --
                                                Real Estate Operations


                                        USAA CAPITAL CORPORATION

                                        Signature: /s/ Bradford W. Rich
                                                  ---------------------------
                                        Name:     Bradford W. Rich
                                        Title:    Senior Vice President


                                        UNITED SERVICES AUTOMOBILE
                                        ASSOCIATION

                                        Signature: /s/ Bradford W. Rich
                                                  ---------------------------
                                        Name:     Bradford W. Rich
                                        Title:    Senior Vice President




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                                        USAA INVESTORS I, INC.

                                        By: /s/ T. Patrick Duncan
                                           ----------------------------------
                                        Name:   T. Patrick Duncan
                                        Title:  Senior Vice President --
                                                Real Estate Operations


                                        USAA INVESTORS II, INC.

                                        By: /s/ T. Patrick Duncan
                                           ----------------------------------
                                        Name:   T. Patrick Duncan
                                        Title:  Senior Vice President --
                                                Real Estate Operations


                                        USAA PROPERTIES III, INC.

                                        By: /s/ T. Patrick Duncan
                                           ----------------------------------
                                        Name:   T. Patrick Duncan
                                        Title:  Senior Vice President --
                                                Real Estate Operations


                                        USAA PROPERTIES IV, INC.

                                        By: /s/ T. Patrick Duncan
                                           ----------------------------------
                                        Name:   T. Patrick Duncan
                                        Title:  Senior Vice President --
                                                Real Estate Operations